 5th Annual Emerging Growth
Institutional Investor Forum
January 22-23, 2008

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Forward Looking Statements
All statements, other than statements of historical fact, included in this presentation are
“forward-looking” statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Rosetta
Resources Inc. and its subsidiaries (the “Company”) and its management. These forward-looking statements are based upon current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those herein described. Accordingly, you are cautioned that these forward-looking statements are not guarantees of future performance. Please refer to
Company’s risks, uncertainties and assumptions as it discloses from time to time in the
Company’s reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2006, which can also be found on the Company’s website at www.rosettaresources.com.  The
Company undertakes no duty to update the information contained herein except as required by law.

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Corporate Profile
▪

Rosetta established as a stand-alone operating
company on July 7, 2005
▪

Over 500 drilling locations at inception
▪

Stock Trades on NASDAQ, Symbol:  “ROSE”
▪

Shares Outstanding (Dil)= 50.6 Million
▪

Track record of performance established
•

85% drilling success ratio
•

$2.70 organic finding cost in 2006
•

240% reserve replacement in 2006
•

14% annual growth in reserves (2005-2006)
•

26% annual growth in production (2005-2006)
•

7 consecutive quarters of production increases

Sacramento Basin
153 Bcfe
37% Reserves
Rio Vista
Uinta Basin
Denver
Rockies
18 Bcfe
4% Reserves
DJ Basin
San Juan Basin
Other Areas
28 Bcfe
7% Reserves
Magnolia
LEGEND
Major Producing Areas
Major Activity Areas
Other Producing Areas
Offices
Headquarters
Houston
Laredo
SouthTexas Lobo
171 Bcfe
42% Reserves
Gulf of Mexico
16 Bcfe
4% Reserves
State Waters
2 Bcfe
1% Reserves
South Texas Perdido
20 Bcfe
5% Reserves

Rosetta Resources Inc.

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PROVED RESERVES
408 BCFE *
 * Reserve number excludes 23.4 Bcfe of proved reserves
    associated with the Calpine non-consent properties
Growing Reserve Base
(as of 12/31/06)

140
120
100
80
60
40
20
0
73
85
88
95
98
108
120
126
125
2nd Half 2005
1st Quarter 2006
2nd Quarter 2006
3rd Quarter 2006
4th Quarter 2006
1st Quarter 2007
2nd Quarter 2007
3rd Quarter 2007
2007 Total Year Forecast

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2006 to 2007
36%
92 MMcfe/d
(MMcfe/d)
Production

California, $45, 19%
Other, $31, 13%
State Waters, $14, 6%
Perdido, $26, 11%
Lobo, $54, 22%
Offshore, $47, 19%
Rockies, $23, 10%

Other, $24, 8%
State Waters, $31, 10%
Perdido, $23, 7%
Lobo, $89, 28%
Offshore, $26, 8%
Rockies, $32, 10%
California, $94, 29%

Rosetta Resources Inc.

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(Millions)
2007 Program2
2006 Actual1
Total CapEx = $240
Total CapEx = $318
1.

Includes $35.3 for property acquisitions.
2.

Includes $38 for OPEX acquisition in California.
Capital Expenditures

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Outstanding Contract/Transition Issues
▪

Ongoing Rio Vista Gas Sales Contract
▪

Partial Settlement Complete
•

Gas Marketing Agreement Extension
•

Title Issues to be Resolved
•

California Audit Complete
▪

Non-Consent Properties ($75 Million)
▪

Fraudulent Conveyance  Resolution

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October 24, 2007	Hearing on Rosetta’s Motion to Dismiss.
November 20, 2007	Court appointed its own valuation consultant.
November 20, 2007	Miller Buckfire disclosed revised valuation.
December 19, 2007	Calpine Plan Confirmed
NEXT STEPS
•

    Additional Depositions
•

    Report of Experts
•

    Witness List Finalized
•

    Trial
Calpine Transition Timeline

Northern Operations
California
Rockies

Moon Bend
Sutter
Yuba
Colusa
Placer
Yolo
Sacramento
Miller
Napa
Maine Prairie
Lindsey Slough
Thornton
Solano
Grizzly Island
(Opex)
Rio Vista
Contra Costa
Dutch Slough

Rosetta Resources Inc.

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Sacramento Basin
Rio Vista
▪

33,843 net acres under lease
▪

100 % working interest in RVGU and most deep leases
▪

 137 producing wells
Sac Extension (including Opex)
▪

41,194 net acres under lease
▪

45 - 100% working interest
▪

36 producing wells
2007 Full Year Highlights and Plans
▪

Acquired Opex properties for $38.7 MM, effective 10/1/06
▪

Extended Martinez production on South Twitchell Island by
drilling 5 successful wells
▪

Drilled development well on Opex Roaring River prospect

Kitzmiller 3D
Sage Grouse 3D
Pheasant Run 3D
SW Wray 3D
Brown Ranch 3D
Republican River 3D
Vernon 3D
Sandy Bluffs 3D

Rosetta Resources Inc.

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DJ Basin
General Information
▪

Target zone - Niobrara Chalk at 2,500’
▪

Approximately 80,000 net acres with average of 80% working
interest
▪

Typical well - costs $220,000 to drill and complete, 0.2 to 0.4 Bcfe of reserves and 70 to 150 Mcfe/d initial production
▪

84 producing wells
Year to Date 2007 Activity
▪

Drilled 54 wells, 80% successful
▪

Leased 20,000 net acres
▪

Completed construction on 13 mile gathering system in South
Republican
▪

Extended South Republican gathering system to connect Vernon wells
▪

Acquired 17 square miles of 3D seismic in SW Wray prospect

Southern Operations
Lobo
Perdido
Sabine Lake

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South Texas - Lobo
General Information
▪

+/-81,000 acres
▪

90% - 100% working interest
▪

Over 280 wells
2007 Activity
▪

Drilled 44 wells, completing 36 wells
▪

Acquired +80 square mile 3-D over its LOBO properties
▪

Added over 10,000 net acres in the LOBO significantly increasing its drilling inventory in the LOBO play
South Callaghan Ranch &
El Corazon Ranch
(approx. 55,000 acres)
Schwarz-Rottersman
(approx. 21,000 acres)
La Perla (approx.
5,000 acres)

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South Texas - Perdido
General Information
▪

50% working interest - 37.5% N.R.I.
▪

EOG is Operator
▪

+/- 18,000 net acres
▪

+/- 100 square miles of 3-D seismic
▪

40 Producing Wells (25 verticals and 15 horizontals)
▪

>90% Drilling success
2007 Activity
▪

Drilled 10 wells completing 10 wells
Currently drilling
7/6/07
Perdido Acreage
2007 Upper Perdido locations
2007 Blue Delta Locations
2007 Red Delta Locations
Current horizontal producers
2007 Lower Perdido locations

TEXAS
16 #1 – Dry Hole
30 #1 - Producing
Exxon #1 Sabine Lake GU #1
Cum 27 BCF + 2.3 MMBO
Ballard Offset Discovery
Producing 9 MMCF/D + 360 BCPD
30 #2 - Producing
ONSHORE
FACILITIES
16" PIPELINE
LOUISIANA
19071 #1 – Producing

LEGEND

- Original 2006 Leases
- New 2007 Leases
- Producing
- Dry Hole

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State Waters - Texas & Louisiana
Sabine Lake
General Information
▪

50% working interest - 35.625% N.R.I.
▪

6,850 acres - 70 square miles of 3-D seismic
Year to date 2007 Activity
▪

Drilled four wells - 75% success rate
▪

ST 30 #1 drilled - Hackberry discovery  - brought on
production in October
▪

ST 30 #2 completing - Logged Hackberry pay - brought
on production in November
▪

ST 19071 #1 -  Successful Miocene discovery - brought
on production in December
▪

ST 16-1 drilled - dry hole

Financials

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September YTD Results
	2007	2006
Average Production (MMcfe/day)	118	89
Realized Price ($/Mcfe)	$7.84	$8.16
Total Revenues ($MM)	$252.4	$199.1
Net Income ($MM)	$39.8	$31.4
EPS Diluted ($/Share)	$0.79	$0.62
Average Shares Outstanding <MM> (Diluted)	50.6	50.4

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Balance Sheet Highlights
(in thousands)	9/30/07	12/31/06
Cash and Cash Equivalents	$14	$63
Total Assets	$1,323	$1,219
Long Term Debt	$250	$240
Stockholder’s Equity	$857	$822
Debt/Total Capital	23%	23%

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▪ Hedged 65 BBTU/D for 2008 with swaps with an average price of $7.74. ▪ Protected 2009 natural gas production with 52 BBTU/D swapped at an average price of $7.65

Hedge Update